Prepayments and Other Current Assets - Summary of Prepayments and Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
VAT prepayments	¥ 4,122	$ 632	¥ 4,052
Staff advances	1,039	159	2,311
Advance to suppliers	14,008	2,147	9,445
Others	2,252	345	4,757
Total Prepayments	¥ 21,421	$ 3,283	¥ 20,565